THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
Julie F. Williams
Secretary

                            The American Funds Logo

--------------------------------------------------------------------------------

                                The Growth Fund

                                 of America(R)
                                   Prospectus

                                NOVEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE GROWTH FUND OF AMERICA, INC.
One Market
Steuart Tower, Suite 1800
San Francisco, California 94105
TICKER SYMBOL: AGTHX             NEWSPAPER ABBREV.: Gwth            FUND NO.: 05

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                             3
 .................................................................
Fees and Expenses of the Fund                                   5
 .................................................................
Investment Objective, Strategies and Risks                      6
 .................................................................
Important Recent Developments                                   9
 .................................................................
Management and Organization                                    10
 .................................................................
Shareholder Information                                        12
 .................................................................
Purchase and Exchange of Shares                                13
 .................................................................
Distribution Arrangements                                      16
 .................................................................
Financial Highlights                                           17

--------------------------------------------------------------------------------

05-010-1198/B

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The fund is designed for investors seeking capital appreciation through stocks. Investors should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that its share price and total return may decline in response to certain events, such as changes in the market or general economy. In addition, the prices of equity securities held by the fund may be affected by events involving the issuers of those securities. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

INVESTMENT RESULTS

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

88                                                  18.46
89                                                  30.06
90                                                  -4.12
91                                                  35.79
92                                                   7.40
93                                                  14.50
94                                                   0.02
95                                                  29.80
96                                                  14.84
97                                                  26.86

  The fund's year-to-date return for the nine months ended September 30, 1998 was 3.62%.

 The fund's highest/lowest quarterly results during this time period were:

 X HIGHEST  19.37%  (quarter ended March 31, 1991)

 X LOWEST  -17.64%  (quarter ended September 30, 1990)

                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    3

The following information illustrates how the fund's results may vary:

For periods ended December 31, 1997:

                                   THE FUND WITH
                                      MAXIMUM
       AVERAGE ANNUAL              SALES CHARGE
       TOTAL RETURN(1)              DEDUCTED(1)       S&P 500(2)      CPI(3)
----------------------------------------------------------------------------
One Year                              19.57%            33.32%        1.70%
 ...........................................................................
Five Years                            15.34%            20.23%        2.60%
 ...........................................................................
Ten Years                             15.96%            18.01%        3.41%
 ...........................................................................
Lifetime(4)                           16.65%            14.44%        5.36%

(1) These fund results were calculated according to a formula which requires that the maximum sales charge be deducted. Results would be higher if they were calculated at net asset value.

(2) The Standard & Poor's 500 Composite Index represents U.S. stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

(3) The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

(4) For the period beginning December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser).

These results are meant to illustrate the potential fluctuations in the fund's results over shorter periods of time. In addition, past results are not an indication of future results.

  4   THE GROWTH FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       5.75%(1)
 ..................................................................
Maximum sales charge imposed on reinvested dividends           0%
 ..................................................................
Maximum deferred sales charge                               0%(2)
 ..................................................................
Redemption or exchange fees                                    0%

(1) Sales charges are reduced or eliminated for larger purchases.

(2) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                             0.35%
 ..................................................................
Service (12b-1) Fees                                       0.24%*
 ..................................................................
Other expenses                                              0.11%
 ..................................................................
Total Annual Fund Operating Expenses                        0.70%

* 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                   $   642
 ..................................................................
Three years                                                $   786
 ..................................................................
Five years                                                 $   942
 ..................................................................
Ten years                                                  $ 1,395

                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you with growth of capital. It invests primarily in common stocks.

The prices of the equity securities held by the fund may decline in response to certain events, including those directly involving issuers of those securities, adverse conditions affecting the general economy, or overall market declines. In addition, the growth-oriented, equity securities generally purchased by the fund may involve large price swings and potential for loss. The fund may also invest in cash and cash equivalents. The extent of the fund's cash position will be dependent on market conditions, fund purchases and redemptions, and other factors. For example, under certain circumstances, in response to abnormal market conditions, the fund may be invested substantially in cash or cash equivalents. This will detract from the achievement of the fund's objective over the short term, and it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the Statement of Additional Information.

The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

The fund may invest up to 10% of its assets in lower-quality debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality). The prices of debt securities fluctuate depending on such factors as changing interest rates, credit quality of the issuers and maturity. For example, their prices decline when interest rates rise and vice versa.

  6   THE GROWTH FUND OF AMERICA / PROSPECTUS

ADDITIONAL INVESTMENT RESULTS

The following additional investment results are for periods ended December 31, 1997:

            AVERAGE ANNUAL                    THE FUND WITH          LIPPER
             TOTAL RETURN                   NO SALES CHARGE(1)      INDEX(2)
----------------------------------------------------------------------------
One Year                                          26.86%             19.97%
 ...........................................................................
Five Years                                        16.71%             15.43%
 ...........................................................................
Ten Years                                         16.65%             15.01%
 ...........................................................................
Lifetime(3)                                       16.94%             14.28%

(1) These fund results were calculated according to a formula that is required for all stock and bond funds.

(2) The Lipper Capital Appreciation Funds Index is an equally weighted performance index that represents funds that aim for maximum capital appreciation. This index is unmanaged and does not reflect sales charges, commissions or expenses.

(3) For the period beginning December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser).

                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    7

  The following chart illustrates the asset mix of the fund's investment portfolio as of the end of the fund's fiscal year, August 31, 1998.
 [begin pie chart]

                                        U.S. Treasury
                                          & Federal
                           Cash and        Agency         Non-U.S.
     U.S. Equities       Equivalents     Obligations      Equities
75.9                        12.00           3.50            8.60

  * Includes 1% of non-U.S. securities that are in the Standard & Poor's 500 Composite Index.
[end pie chart]

                                                                  PERCENT OF
   FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS                     NET ASSETS
   -------------------------------------------------------------------------
   Broadcasting & Publishing                                        23.92%
   .......................................................................
   Electronic Components                                             9.96
   .......................................................................
   Business & Public Services                                        6.49
   .......................................................................
   Data Processing & Reproduction                                    5.03
   .......................................................................
   Financial Services                                                4.72
   .......................................................................


                                                                  PERCENT OF
   TEN LARGEST EQUITY HOLDINGS                                    NET ASSETS
   -------------------------------------------------------------------------
   Time Warner                                                       5.45%
   .......................................................................
   Fannie Mae                                                        3.57
   .......................................................................
   Viacom                                                            3.16
   .......................................................................
   Philip Morris                                                     3.01
   .......................................................................
   Tele-Communications, TCI Group                                    2.74
   .......................................................................
   Comcast                                                           2.71
   .......................................................................
   Tele-Communications, Liberty Media Group                          2.53
   .......................................................................
   News Corp.                                                        1.90
   .......................................................................
   Walt Disney                                                       1.88
   .......................................................................
   Texas Instruments                                                 1.68
   .......................................................................

  Because the fund is actively managed, its holdings will change from time to time.

  8   THE GROWTH FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

                                    THE GROWTH FUND OF AMERICA / PROSPECTUS    9

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Growth Fund of America are listed on the following page.

  10   THE GROWTH FUND OF AMERICA / PROSPECTUS

                                                                               APPROXIMATE YEARS OF
                                                                           EXPERIENCE AS AN INVESTMENT
                                                                                   PROFESSIONAL
                                                                         (INCLUDING THE LAST FIVE YEARS)
                                                                    .....................................
                                                                          WITH CAPITAL
                                                YEARS OF EXPERIENCE       RESEARCH AND
 PORTFOLIO COUNSELORS                        AS PORTFOLIO COUNSELOR FOR    MANAGEMENT
 FOR THE GROWTH FUND                         THE GROWTH FUND OF AMERICA    COMPANY OR
      OF AMERICA         PRIMARY TITLE(S)          (APPROXIMATE)           AFFILIATES       TOTAL YEARS
 --------------------------------------------------------------------------------------------------------
 JAMES F. ROTHENBERG   Chairman of the       10 years (in addition to 3  28 years         28 years
                       fund. President and   years as a research
                       Director, Capital     professional prior to
                       Research and          becoming a portfolio
                       Management Company    counselor for the fund)
 --------------------------------------------------------------------------------------------------------
 JAMES E. DRASDO       President of the      13 years (in addition to 9  21 years         27 years
                       fund. Senior Vice     years as a research
                       President and         professional prior to
                       Director, Capital     becoming a portfolio
                       Research and          counselor for the fund)
                       Management Company
 --------------------------------------------------------------------------------------------------------
 GORDON CRAWFORD       Senior Vice           7 years (in addition to 16  27 years         27 years
                       President of the      years as a research
                       fund. Senior Vice     professional prior to
                       President and         becoming a portfolio
                       Director, Capital     counselor for the fund)
                       Research and
                       Management Company
 --------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL      Senior Vice           5 years (in addition to 6   13 years         13 years
                       President of the      years as a research
                       fund. Vice            professional prior to
                       President, Capital    becoming a portfolio
                       Research and          counselor for the fund)
                       Management Company
 --------------------------------------------------------------------------------------------------------
 WILLIAM C. NEWTON     Senior Partner, The   25 years**                  39 years         45 years
                       Capital Group
                       Partners L.P.*
 --------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN   Chairman, Capital     13 years                    34 years         34 years
                       Research and
                       Management Company
 --------------------------------------------------------------------------------------------------------
 * Company affiliated with Capital Research and Management Company
 ** Since Capital Research and Management Company took over management of the fund in 1973.



                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    11

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                           [U.S. CALL TOLL-FREE MAP]

[map of the United States]

      WESTERN SERVICE    WESTERN CENTRAL    EAST CENTRAL         EASTERN SERVICE
      CENTER             SERVICE CENTER     SERVICE CENTER       CENTER
      American Funds     American Funds     American Funds       American Funds
      Service Company    Service Company    Service Company      Service Company
      P.O. Box 2205      P.O. Box 659522    P.O. Box 6007        P.O. Box 2280
      Brea, California   San Antonio,       Indianapolis,        Norfolk, Virginia
      92822-2205         Texas              Indiana              23501-2280
      Fax: 714/671-7080  78265-9522         46206-6007           Fax: 757/670-4773
                         Fax: 210/474-4050  Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.
  12   THE GROWTH FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                  $1,000
   For a retirement plan account                         $  250
   For a retirement plan account through payroll         $   25
      deduction
To add to an account                                     $   50
   For a retirement plan account through payroll         $   25
      deduction

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts
                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    13
your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                SALES CHARGE AS A PERCENTAGE OF
                               .................................
                                                        NET         DEALER CONCESSION
                                  OFFERING            AMOUNT             AS % OF
         INVESTMENT                 PRICE            INVESTED        OFFERING PRICE
--------------------------------------------------------------------------------------
Less than $50,000                 5.75%              6.10%                5.00%
 ..................................................................................
$50,000 but less than
  $100,000                        4.50%              4.71%                3.75%
 ..................................................................................
$100,000 but less than
  $250,000                        3.50%              3.63%                2.75%
 ..................................................................................
$250,000 but less than
  $500,000                        2.50%              2.56%                2.00%
 ..................................................................................
$500,000 but less $1 million      2.00%              2.04%                1.60%
 ..................................................................................
$1 million or more and
certain other investments
described below                 see below          see below            see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a percentage of average net assets, paid by the fund for the previous fiscal year is

  14   THE GROWTH FUND OF AMERICA / PROSPECTUS
indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s).

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    15

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN
FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in the American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.
  16   THE GROWTH FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS(1)

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                      YEAR ENDED AUGUST 31
                                                  ...........................
                                    1998         1997         1996         1995         1994
                                      ---------------------------------------------------
Net Asset Value, Beginning of
Year                               $20.14       $15.39       $16.55       $13.81       $13.58
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net Investment Income                 .10          .13          .13          .13          .07
 .............................................................................................
Net realized and unrealized gain
(loss) on investments                (.10)        5.59         (.01)        3.21          .71
---------------------------------------------------------------------------------------------
Total income from investment
operations                            .00         5.72          .12         3.34          .78
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
income                               (.13)        (.11)        (.14)        (.08)        (.06)
 .............................................................................................
Distributions from capital gains    (2.06)        (.86)       (1.14)        (.52)        (.49)
---------------------------------------------------------------------------------------------
Total distributions                 (2.19)        (.97)       (1.28)        (.60)        (.55)
 .............................................................................................
Net Asset Value, End of Year       $17.95       $20.14       $15.39       $16.55       $13.81
---------------------------------------------------------------------------------------------
Total Return(2)                    (.24)%       38.54%         .90%       25.56%        5.98%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
millions)                          $11,798      $11,646      $8,511       $7,525       $5,427
 .............................................................................................
Ratio of expenses to average net
assets                               .70%         .72%         .74%         .75%         .78%
 .............................................................................................
Ratio of net income to average
net assets                           .48%         .73%         .82%         .90%         .49%
 .............................................................................................
Portfolio turnover rate            38.84%       34.10%       27.95%       26.90%       24.77%

(1) Adjusted to reflect the 100% share dividend at the close of business on December 12, 1996.

(2) Excludes maximum sales charge of 5.75%.

                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    17

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NOTES

  18   THE GROWTH FUND OF AMERICA / PROSPECTUS

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NOTES

                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    19

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NOTES

  20   THE GROWTH FUND OF AMERICA / PROSPECTUS

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NOTES

                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    21

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NOTES

  22   THE GROWTH FUND OF AMERICA / PROSPECTUS

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NOTES

                                   THE GROWTH FUND OF AMERICA / PROSPECTUS    23

   FOR SHAREHOLDER        FOR RETIREMENT PLAN      FOR DEALER
   SERVICES               SERVICES                 SERVICES
   American Funds         Call your employer       American Funds
   Service Company        or                       Distributors
   800/421-0180           plan administrator       800/421-9900
                                                   ext. 11

                     FOR 24-HOUR INFORMATION
             American              American Funds
             FundsLine(R)          Internet Web site
             800/325-3590          http://www.americanfunds.com

   Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

   ------------------------------------------------------------

   MULTIPLE TRANSLATIONS

   This prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English
   text will prevail.
   ------------------------------------------------------------

                      OTHER FUND INFORMATION

   ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

   Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

   STATEMENT OF ADDITIONAL INFORMATION (SAI)

   Contains more detailed information on all aspects of the fund, including the fund's financial statements.
   A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

   CODE OF ETHICS

   Includes a description of the fund's personal investing policy.

   To request a free copy of any of the documents above:

      Call American Funds    or    Write to the Secretary of
      Service Company              the fund
      800/421-0180 ext. 1          P.O. Box 7650
                                   San Francisco, CA 94120

          Investment Company File No. 811-862
                                    LOGO  Printed on recycled paper

Independent Auditors' Report
To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:
 We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the investment portfolio, as of August 31,1998,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
Los Angeles, California
September 30, 1998
1998 Tax Information (Unaudited)
 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:
       Dividends and Distributions per Share

To                 Payment Date       From Net        From Net       From Net
Shareholders                          Investment      Realized       Realized
of Record                             Income          Short-Term     Long-Term
                                                      Gains          Gains*

December 17,       December 18,       $0.13           .472           1.588
1997               1997



*INCLUDES $0.921 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income represents qualifying dividends. Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.
SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.